(Grand Terrace)

                         FIRST AMENDMENT TO
FACILITY LEASE AGREEMENT

     This FIRST AMENDMENT TO FACII.ITY LEASE
AGREEMENT ("Amendment") is dated as of the 31st day of December,1996 and is between MEDITRUST
ACQUISITION CORPORATION I ("Lessor"), a
Massachusetts corporation having its principal office at 197 First Avenue, Needham Heights,
Massachusetts OZ 194, and EMERITUS PROPERTIES I,
INC. ("Lessee"), a Washington corporation, having its principal office at c/o Emeritus Corporation, 3 I 31 Elliott Avenue, Suite 500, Seattle,
Washington 98121-2162.

     WHEREAS, Lessor and Lessee entered into that certain Facility Lease Agreement, dated as of August 2,1996, with respect to certain premises located in Grand terrace, San Bernardino County,
California (the "Lease"); and

     WHEREAS, Lessor and Lessee have agreed to amend said Lease in certain respects;

     NOW THEREFORE, for good and valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

     I. Section 1.2 of the Lease is hereby deleted in its entirety and replaced with the following:

     1.2 TERM. The term of this Lease shall
consist of the "Initial Term", which shall commence on August 1,1996 (the "Commencement
Date") and end on March 31, 2007 (the "Expiration
Date"); provided, however, that this Lease may be sooner terminated as hereinafter provided. In addition, Lessee shall have the option(s) to extend the Term (as hereinafter defined) as provided for in Section I. 3.

     2. The first paragraph of Section 1.3 of the Lease is hereby deleted in its entirety and replaced with the following:

     1.3 Extended Terms. Provided that this Lease has not been previously terminated, and as long as there exists no Lease
Default (as hereinafter defined) at the time of exercise and on the last day of the Initial Term or the then current Extended Term (as hereinafter defined), as the case may be, Lessee is hereby granted the option to extend the Initial Term of this Lease for four (4) additional periods
(collectively, the "Extended Terms") as follows:
four (4) successive five (5) year periods for a maximum Term, if all such options are exercised, which ends on March 31 2027. Lessee's extension option, rights shall be exercised by Lessee by giving written notice to Lessor of each such extension at least one hundred eighty ( 180) days, but not more than three hundred sixty (360) days, prior to the termination of the Initial Term or the then current Extended Term, as the case may be. Lessee shall have no right to rescind any such notice once given. Lessee may not exercise its option for more than one Extended Term at a time.
During each effective Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect, except that the Base
Rent (as hereinafter defined) for each such Extended Term shall be adjusted as set forth in
Section 3.1(a).

     3.  The definition of Group Two Acquisition
Facilities" in Section 2.1 of the Lease is hereby deleted in its entirety and replaced with the following:
GROUAP ONE ACQUISITION FACILITIES: As defined in the Agreement Regarding Related Transactions.

     4. The reference to "Group Two Acquisition
Facility Leases" in the definition of
"Related Leases" in Section 2.1 of the Lease is hereby deleted and replaced with "Group One
Acquisition Facility Leases. "

     5. All references to "Group Two Acquisition
Facilities" in Section 11.3. I of the Lease are hereby deleted and replaced with "Group One
Acquisition Facilities. "
Except as amended herein, the Lease shall remain in full force and effect.


[INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and attested by their respective officers thereunto duly authorized.

  WITNESS:
LESSEE:


EMERITUS PROPERTIES I, INC.,

a Washington corporation

/s/ Jean T. Fukuda
By:  /s/ Raymond R. Brandstrom
----------------------------
----------------------------------------
Name:  Jean T. Fukuda
Name:  Raymond R. Brandstrom

Title:    President

 WITNESS:
LESSOR:


MEDITRUST ACQUISITION

CORPORATION I, a

Massachusetts corporation

/s/  Kim M. Priesing
By:  /s/ Michael S. Benjamin, ESQ
------------------------
-------------------------------------
Name:  Kim M. Priesing
Name:  Michael S. Benjamin, ESQ

Title:  Senior Vice President